UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2006

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	2-27018	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective September 13, 2006, First Real Estate Investment Trust of New Jersey (the “Company”) dismissed J.H. Cohn, LLP (“J.H. Cohn”) as its independent registered public accounting firm. The reports of J.H. Cohn on the consolidated financial statements of the Company for the past two fiscal years ending October 31, 2005 and October 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the Company’s independent registered public accounting firm was made by the Audit Committee of the Company’s board of directors and approved by the Company’s board of directors. In connection with the audits of the Company’s financial statements for each of the two fiscal years ending October 31, 2005 and October 31, 2004, and in the subsequent interim period from November 1, 2005 through and including September 8, 2006, there were no disagreements between the Company and its auditors, J.H. Cohn, on any matters of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of J.H. Cohn, would have caused J.H. Cohn to make reference to the matter in their reports on the financial statements for such years.

Subsequent to the dismissal of J.H. Cohn, the Company engaged the accounting firm of Eisner LLP as its new independent registered public accounting firm. The Company has not consulted with Eisner LLP during the last two fiscal years ending October 31, 2005 and October 31, 2004, or during the subsequent interim period from November 1, 2005 through and including September 8, 2006, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

The Company requested J.H. Cohn to furnish a letter addressed to the Securities and Exchange Commission stating whether J.H. Cohn agrees with the statements related to it made above by the Company. Such letter is attached hereto as Exhibit 16.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

16.1 - Letter of J.H. Cohn regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

	By:	/s/ Robert S. Hekemian
Robert S. Hekemian
Chairman of the Board
Date: September 19, 2006

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter of J.H. Cohn regarding change in certifying accountant.

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